UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 30, 2023

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain, and involve substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry’s) actual results, levels of activity, or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties, and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity, or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements we may issue. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any forward-looking statements to conform these statements to reflect actual results, later events, or circumstances or to reflect the occurrence of unanticipated events.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Proforma condensed combined financial information statements as of and for the six months ended June 30, 2023, and the fiscal year ended December 31, 2022.

99.2	Audited financial statements of the acquired company – Alchemy Markets Limited (formerly known as NSFX Ltd.), for the fiscal year ended November 30, 2022, and 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

September 6, 2023	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)